Exhibit 10.10

FIRST AMENDMENT TO LEASE

This Amendment dated as of November 7, 2012, is entered into by and between Frye Road Two LLC (“Lessor”), an Arizona limited liability, company and INSYS Pharma dba INSYS Therapeutics Inc. (“Lessee”), a Delaware corporation.

Recitals

A. Lessor and Lessee have entered into a Lease dated January 31, 2012 relating to certain premises located at 444 S. Ellis Street, Chandler, Arizona, 85224 (the “Lease”).

B. Lessor and Lessee now desire to amend the Lease as hereinafter provided. Unless provided otherwise herein, all capitalized terms used herein shall have the same meanings that they have in the Lease.

Agreement

In consideration of the agreements and covenants set forth herein, Lessor and Lessee agree as follows:

1.	Lease Term. The Lease Term shall be amended to commence on August 1, 2012 and end on January 31, 2018.

2.	Base Monthly Rent. The Base Monthly Rent shall follow the schedule noted below in lawful money of the United States of America, payable monthly in advance.

Effective Date	Base Monthly Rent
August 1, 2012 — January 31, 2013	Base Monthly Rent and Additional Rent shall be waived
February 1, 2013 — January 31, 2014	$16,030.50
February 1, 2014 — January 31, 2015	$16,511.42
February 1, 2015 — January 31, 2016	$17,006.76
February 1, 2016 — January 31, 2017	$17,516.96
February 1, 2017 — January 31, 2018	$18,042.47

3.	Miscellaneous. Except as specifically amended by this Amendment, the Lease shall remain in full force and effect in accordance with the terms and conditions set forth therein. This Amendment sets forth the entire agreement between the parties with respect to its subject matter and supersedes any prior agreement of the parties relating to its subject matter. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment shall be governed by the law of the State of Arizona. Descriptive headings of paragraphs herein shall not affect the meaning or construction of any provisions hereof.

1.

Lessor: Frye Road Two LLC an Arizona limited liability company		Lessee: INSYS Pharma dba INSYS Therapeutics Inc. A Delaware corporation

BY	/s/ John Kieckhefer	BY	/s/ Michael L. Babich
	Kieckhefer Property Management LLC Managing Member John Kieckhefer, Manager		Michael L. Babich President and CEO

2.